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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 31, 2003


                          TERRA NITROGEN COMPANY, L.P.
             (Exact name of registrant as specified in its charter)



            Delaware                       1-10877             73-1389684
 (State or other jurisdiction of      (Commission File       (IRS Employer
         incorporation)                    Number)          Identification No.)

                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                  99.1              Press Release dated July 31, 2003 announcing
                                    second  quarter  2003   earnings   by  Terra
                                    Nitrogen Company, L.P.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On July 31, 2003, Terra Nitrogen Company, L.P. issued a press release setting forth Terra Nitrogen Company, L.P.'s second quarter 2003 earnings. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 TERRA NITROGEN COMPANY, L.P.

                                                 By:  Terra Nitrogen Corporation
                                                 Its: General Partner


                                                 /s/ Mark A. Kalafut
                                                 -------------------------------
                                                 Mark A. Kalafut
                                                 Vice President, General Counsel
                                                 and Corporate Secretary


Date: July 31, 2003